                                                                      EXHIBIT 99

EXHIBIT     DESCRIPTION

EX-99.a     Articles of Amendment  and  Restatement  of American  Century  Asset
Allocation Portfolios, Inc., dated August 18, 2004.

EX-99.b     Bylaws of American Century Asset Allocation Portfolios,  Inc. (filed as  Exhibit  b to  the  Initial  Registration  Statement  on  Form  N-1A  of the
Registrant, File No. 333-116351, filed on June 10, 2004, and incorporated herein by reference).

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth fully  herein,  the Fourth and Sixth  Articles of the  Registrant's  Amended and
Restated  Articles of  Incorporation,  included  within Exhibit (a) herein,  and
Sections 3 through 11 of the Registrant's  Bylaws,  incorporated by reference as
Exhibit (b) herein.

EX-99.d     Management  Agreement  between  American  Century  Asset  Allocation
Portfolios,  Inc. and American Century Investment Management,  Inc., dated as of
August 31, 2004.

EX-99.e     Distribution Agreement between American Asset Allocation Portfolios,
Inc. and American  Century  Investment  Services,  Inc.,  dated as of August 31,
2004.

EX-99.g     Master  Agreement by and between  Commerce  Bank N.A. and  Twentieth
Century  Services,  Inc. (filed as Exhibit b8e to the Registration  Statement on
Form N-1A of American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on
February 28, 1997, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement  between American Century Asset Allocation
Portfolios,  Inc. and American Century Services Corporation,  dated as of August
31, 2004.

EX-99.h2    Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated as of December 17, 2003 (filed as Exhibit h9 to  Post-Effective  Amendment
No. 39 to the  Registration  Statement on Form N-1A of American  Century  Target
Maturities Trust, File No. 2-94608, on January 30, 2004, and incorporated herein by reference).

EX-99.h3    Customer Identification Program Reliance Agreement, dated August 26,
2004.

EX-99.i     Opinion and Consent of Counsel, dated August 27, 2004.

EX-99.j1    Consent of Deloitte & Touche LLP, dated August 25, 2004.

EX-99.j2    Power of  Attorney,  dated June 8, 2004  (filed as Exhibit j2 to the
Initial  Registration  Statement  on  Form  N-1A  of the  Registrant,  File  No.
333-116351, filed on June 10, 2004, and incorporated herein by reference).

EX-99.j3    Secretary's Certificate,  dated June 9, 2004 (filed as Exhibit j3 to the Initial  Registration  Statement  on Form N-1A of the  Registrant,  File No.
333-116351, filed on June 10, 2004, and incorporated herein by reference).

EX-99.l     Initial Capital Agreement, dated August 25, 2004.

EX-99.m1    Advisor  Class  Master   Distribution  and  Individual   Shareholder
Services Plan of American Century Asset Allocation Portfolios, Inc., dated as of
August 31, 2004.

EX-99.m2    R Class Master Distribution and Individual Shareholder Services Plan
of American  Century Asset Allocation  Portfolios,  Inc., dated as of August 31,
2004.

EX-99.n     Multiple Class Plan of American Century Asset Allocation Portfolios,
Inc., dated as of August 31, 2004.

EX-99.p     American Century Investments Code of Ethics.